UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: April 7, 2005
(Date of earliest event reported)




                          GS MORTGAGE SECURITIES CORP.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   333-120274              13-3387389
          --------                   ----------              ----------
(STATE OR OTHER JURISDICTION        (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)        IDENTIFICATION NO.)


85 Broad Street, New York, New York                             10004
-----------------------------------                             -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                       (ZIP CODE)


Registrant's telephone number, including area code:  (212) 902-1000
                                                     --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of March 1, 2005, among the GS Mortgage Securities Corp., as depositor, Wilshire Credit Corporation, as servicer, NC Capital Corporation, as responsible party, Deutsche Bank National Trust Company, as trustee and Wachovia Bank, National Association, as co-trustee.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              GS MORTGAGE SECURITIES CORP.


                                              By: /s/ Michelle Gill
                                                 ---------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President


Dated: April 22, 2005

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                                   EXHIBIT 4.1